SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 26, 2010 (July 22, 2010)

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 22, 2010, the Board of Directors of the Company approved and adopted amendments to the Company’s Code of Business Conduct and Ethics (the “Code”) to (1) clarify that the term “director” includes advisory, emeritus and local advisory directors as well as voting directors, (2) clarify in Section 2 – Conflicts of Interest that the retail purchase of consumer goods and ownership of investments of less than 1% of the outstanding equity securities of a publicly-traded company do not constitute a “business connection” and (3) provide that any waivers of the Code for any team member, as well as any director, can only be granted by the Board of Directors or the Corporate Governance and Nominating Committee of the Board.

A copy of the Code, as amended to reflect the changes described above, is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(d)             Exhibits

Exhibit No.	Description

99.1	Code of Business Conduct and Ethics, as amended July 22, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)

Dated: July 26, 2010	By:	/s/ Samuel F. Hatcher Samuel F. Hatcher Executive Vice President, General Counsel and Secretary

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